Exhibit 10.37

VITRIA TECHNOLOGY, INC.
1999 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD GRANT NOTICE

VITRIA TECHNOLOGY, INC. (the “Company”), pursuant to its 1999 Equity Incentive Plan (the “Plan”), hereby awards to Participant the number of shares of the Company’s Common Stock set forth below (“Award”). This Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement, the Plan, the form of Assignment Separate from Certificate and the form of Joint Escrow Instructions, all of which are attached hereto and incorporated herein in their entirety.

Participant:

Date of Grant:

Vesting Commencement Date:

Number of Shares Subject to Award:

Consideration:	[in consideration for services]

Vesting Schedule:	[1/4th of the shares vest one year after the Vesting Commencement Date.
1/48th of the shares vest monthly thereafter over the next three years.]

Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Award Grant Notice, the Restricted Stock Award Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Award Grant Notice, the Restricted Stock Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

VITRIA TECHNOLOGY, INC.	PARTICIPANT:

By: _______________________________________	____________________________________________

Signature	Signature
Name: _____________________________________	Name: ______________________________________
Title: ______________________________________	Date: _______________________________________
Date: ______________________________________

ATTACHMENTS:	Restricted Stock Award Agreement, 1999 Equity Incentive Plan, form of Assignment Separate from Certificate and form of Joint Escrow Instructions.

ATTACHMENT I
RESTRICTED STOCK AWARD AGREEMENT

ATTACHMENT II
1999 EQUITY INCENTIVE PLAN

ATTACHMENT III
FORM OF ASSIGNMENT SEPARATE FROM CERTIFICATE

ATTACHMENT IV

FORM OF JOINT ESCROW INSTRUCTIONS